CASE NAME: ONE IP VOICE, INC.                               Exhibit 99.1 Parent
                                                            -------------------

CASE NUMBER: 06-21242                                             ACCRUAL BASIS

JUDGE: ROBERT L. KRECHEVSKY

                         UNITED STATES BANKRUPTCY COURT

                            DISTRICT OF CONNECTICUT

                               HARTFORD DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: DECEMBER, 2006

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Frederick Robertson                                        CEO
---------------------------------------          ------------------------------
Original Signature of Responsible Party                       Title


Frederick Robertson                                         2/27/2007
---------------------------------------          ------------------------------
Printed Name of Responsible party                              Date


PREPARER:


/s/ John C. Wheeler                                    Outside Consultant
---------------------------------------          ------------------------------
Original Signature of Preparer                                Title


John C. Wheeler - DSI                                       2/27/2007
---------------------------------------          ------------------------------
Printed Name of Preparer                                       Date

Case Name: One IP Voice, Inc.       Case Number: 06-21242       Accrual Basis-1

Balance Sheet

Asset:                                          December 2006

Unrestricted Cash                                  393,051.04
Restriced Cash
Total Cash                                         393,051.04

Accounts Receivable (Net)                        1,418,488.00
Inventory                                          601,096.00
Notes Receivable
Prepaid Expenses                                    88,369.00
Other ( Attach List )                              246,635.00
Total Current Assets                             2,747,639.04

Property, Plant & Equipment                      1,762,061.00
Less: Acc. Depreciation                          1,563,403.00
Net Property, Plant & Equipment                    198,658.00

Due from Insiders                                           -
Other Assets: Net of Amort.                      6,605,095.00
Other Assets: Net of Amort.                          3,000.00
Total Assets                                     9,554,392.04

Post Petition Liabilities:

Accounts Payable                                            -
Taxes Payable                                       20,148.00
Notes Payable                                               -
Professional Fees                                           -
Secured Debt                                                -
Other (Attach List)                                         -
Total Post Petition Liabilites                      20,148.00

Pre Petition Liabilities:

Secured Debt                                     2,239,594.00
Priority Debt
Unsecured Debt
Other ( Attach List)                             7,555,492.00
Total Pre Petition Liabilites                    9,795,086.00

Total Liabilities                                9,815,234.00

Equity:

Prepetition Owner's Equity                         (61,797.96)
Pospetition Cumulative Profit (Loss)              (200,457.00)
Direct Charges to Equity
Total Equity                                      (262,254.96)
Total Liabilities & Owners' Equity               9,552,979.04

Case Name: One IP Voice, Inc.       Case Number: 06-21242       Accrual Basis-2

Income Statement:

                                                 December 2006
Revenues
--------

Gross Revenues                                     369,075.00
Less: Returns & Discounts                                   -
Net Revenues                                       369,075.00

Cost of Good Sold
-----------------

Material                                           236,397.00
Direct Labor                                        12,762.00
Direct Overhead
Total Cost of Goods Sold                           249,159.00

Gross Profit                                       119,916.00

Operating Expenses
------------------

Officer/Insider Compensation                        23,826.00
Selling & Marketing                                 93,481.00
General Administrative                             163,275.00
Rent & Lease                                        16,083.00
Other
Total Operating Expenses                           296,665.00

Income Before Non-Operating                       (176,749.00)
  Income & Expenses

Other Income & Expenses
-----------------------

Non-Operating Income                                        -
Non-Operating Expenses                                      -
Interest Expense                                    16,292.00
Depreciation                                         3,808.00
Amoritization                                        3,608.00
Other                                                       -
Net Other Income & Expenses                         23,708.00

Reorganization Expenses
-----------------------

Professional Fees                                           -
U. S. Trustee Fees                                          -
Other                                                       -
Total Reorganization Expenses                               -
Income Tax                                                  -
Net Profit (Loss)                                 (200,457.00)

Case Name: One IP Voice, Inc.       Case Number:  06-21242      Accrual Basis-3

Cash Receipts & Disbursements                    December 2006

Cash - Beginning of Month                           40,553.00

Receipts from Operations:
-------------------------

Cash Sales                                                  -

Collection of Accounts Receivable:
----------------------------------

Prepetition                                        671,276.00
Postpetition                                                -
Total Operating Receipts                           671,276.00

Non-Operating Receipts:
-----------------------

Loans & Advances                                            -
Sales of Assets                                             -
Other                                                       -
Total Non-Operating Receipts                                -

Total Receipts                                     671,276.00

Total Cash Available                               711,829.00

Operating Disbursements:
------------------------

Net Payroll                                         49,333.00
Payroll Taxes Paid                                  19,757.00
Sales, Use & Other Taxes paid                               -
Secured / Rental / Leases                                   -
Utilities                                                   -
Insurance                                           48,818.00
Inventory Purchases                                174,509.00
Vehicle Expenses                                            -
Travel                                                      -
Entertainment                                               -
Repairs & Maintenance                                       -
Supplies                                               688.00
Advertising                                                 -
Other                                               25,673.00
Total Operating Disbursements                      318,778.00

Reorganization Expenses:
------------------------

Professional Fees                                           -
U. S. Trustee Fees                                          -
Other                                                       -
Total Reorganization Expenses                               -
Total Disbursements                                318,778.00
Net Cash Flow                                      352,498.00
Cash - End of Month                                393,051.00

Case Name: One IP Voice, Inc.       Case Number:  06-21242      Accrual Basis-4

Accounts Receivable:                             December 2006
--------------------

0 to 30                                               487,164
31 to 60                                              445,760
61 to 90                                              274,187
91 +                                                  397,138
                                                   ----------

Total Accounts Receivable                          1,604,249
Amount Considered Uncollectable                       103,761
                                                   ----------
Accounts Receivable (Net)                          1,500,488

Aging of Postpetition Taxes Payable:
------------------------------------

                      0 -30 days  31 - 60 days  61 - 90 days  91 + days   Total
                      ----------  ------------  ------------  ---------   -----

Federal                      -          -             -           -           -
State                   20,148          -             -           -      20,148
Local                        -          -             -           -           -
Other                        -          -             -           -           -
                        ------       ----          ----        ----      ------

Total Taxes Payable     20,148          -             -           -      20,148

Accounts Payable:            -          -             -           -           -

Status of Postpetition Taxes
----------------------------

                            Beginning     Amount     Amount    Ending Tax
Federal                     Liability    Withheld     Paid     Liability
-------                     ---------    --------    ------    ----------

Withholding                       -        9,472      9,472           -
FICA - Employee                   -        3,654      3,654           -
FICA - Employer                   -        3,654      3,654           -
Unemployment                      -            -          -           -
Income                            -            -          -           -
Other                             -            -          -           -
                               ----       ------     ------      ------
Total Federal Taxes               -       16,780     16,780           -

State & Local
-------------

Withholding                       -        2,787      2,787           -
Sales                             -       20,148          -      20,148
Excise                            -            -          -           -
Unemployment                      -          169        169           -
Real Property                     -            -          -           -
Personal Propert                  -            -          -           -
Other                             -           21         21           -
                               ----       ------     ------      ------
Total State & Local               -       23,125      2,977      20,148

Total Taxes                       -       39,905     19,757      20,148

Case Name: One IP Voice, Inc.       Case Number:  06-21242      Accrual Basis-5

BANK RECONCILIATIONS                                          DECEMBER  2006

                                  Account 1      Account 2       Account 3        Account 4        Total
                                  ---------      ---------       ---------        ---------        -----

Bank                            Peoples Bank   Peoples Bank    Peoples Bank
Account Number                   1077003740     1077003775      1077003767      Webster Bank
Purpose (Type)                    Operating       Payroll           Tax           Lock Box

Balance Per Bank Statement       354,518.58       745.00          100.00         102,010.00     457,373.58
Add: Deposits Not Credited                -            -               -                 -               -
Subtract: Outstanding Checks      64,322.54            -               -                 -       64,322.54
Other Reconciling Items                   -            -               -                 -               -
                                 ----------       ------          ------         ---------      ----------
Month End Balance Per Books      290,196.04       745.00          100.00         102,010.00     393,051.04

Number of Last Check Written     8909             N/A             N/A


Investment Accounts:

                                    NONE

CASH

Current Cash On Hand                                                  -

Total Cash End of Month                                       393,051.04

Case Name: One IP Voice, Inc.       Case Number:  06-21242      Accrual Basis-6

Payments to Insiders and Professionals
--------------------------------------

Payment to Insiders:
--------------------

                      Type of        Amount       Total Paid
      Name            Payment         Paid          To Date
      ----            -------        ------       ----------

Jean Stiegemeier      Payroll      16,325.00       16,325.00
Fred Robertson        Payroll       7,501.00        7,501.00
                                   ---------       ---------

Total Payments to Insiders         23,826.00       23,826.00

Payments to Professionals:
--------------------------

                      Date of Court                           Total       Total
                       Order Auth.      Amount     Amount     Paid      Incurred
      Name               Payment       Approved     Paid     To Date    & Unpaid
      ----            -------------    --------    ------    -------    --------

                            -                 -         -          -           -
                                           ----      ----       ----        ----

Total Payments to Professionals               -         -          -           -

Case Name:  One IP Voice, Inc.      Case Number:  06-21242      Accrual Basis-7

QUESTIONNAIRE
-------------

                                                                                                          Yes         No
                                                                                                          ---         --
Have any assets been sold or transferred outside the normal course of business this reporting period?                  X

Have any funds been disbursed from any account other than a Debtor-In-Possession?                          X

Are any Postpetition receivables due from related parties?                                                             X

Have any payments been made on Prepetition liabilities this reporting period?                                          X

Have any Postpetition loans been received by the Debtor from any party?                                                X

Are any Postpetition payroll taxes past due?                                                                           X

Are any Postpetition State of Federal Income taxes past due?                                                           X

Are any Postpetition Real Estate Taxes past due?                                                                       X

Are any other Postpetition taxes past due?                                                                             X

Are any amounts owed to Postpetition Creditors deliquent?                                                              X

Have any Prepetition taxes been paid during this reporting period?                                                     X

Are any wage payments past due?                                                                                        X
                                                                                                          ---         --

Note:
Some health insurance payments were made from the Debtors Prepetition bank account.

INSURANCE:
----------

                                                                                                          Yes         No
                                                                                                          ---         --
Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?            X

Are all Premium payments current                                                                           X
                                                                                                          ---         --

                              INSTALLMENT PAYMENTS
                              --------------------

                                                            Payment Amount
Type of Policy     Carrier         Period Covered           & Frequency
--------------     -------         --------------          --------------

D&O                Amgro           10/1/06 thru 9/30/07    Paid in Full
Worker's Comp      Chubb                     "             18,745 Quarterly
Umbrella                 "                   "
Business Owners          "                   "
Auto                     "                   "
Transportation     The Hartford    6/23/06 thru 6/22/07    Monthly

CASE NAME: OIPV Corp.                                   Exhibit 99.1 Subsidiary
                                                        -----------------------

CASE NUMBER: 06-21243                                             ACCRUAL BASIS

JUDGE: ROBERT L. KRECHEVSKY

                         UNITED STATES BANKRUPTCY COURT

                            DISTRICT OF CONNECTICUT

                               HARTFORD DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: DECEMBER, 2006

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Frederick Robertson                                        CEO
---------------------------------------          ------------------------------
Original Signature of Responsible Party                       Title


Frederick Robertson                                         2/27/2007
---------------------------------------          ------------------------------
Printed Name of Responsible party                              Date


PREPARER:


/s/ John C. Wheeler                                    Outside Consultant
---------------------------------------          ------------------------------
Original Signature of Preparer                                Title


John C. Wheeler - DSI                                       2/27/2007
---------------------------------------          ------------------------------
Printed Name of Preparer                                       Date

Case Name:  OIPV Corp.              Case Number: 06-21243       Accrual Basis-1

BALANCE SHEET

Asset:                                          December 2006

Unrestricted Cash                                       5,948
Restriced Cash
Total Cash                                              5,948

Accounts Receivable (Net)                              67,860
Inventory                                             172,204
Notes Receivable                                            -
Prepaid Expenses                                       45,833
Other ( Attach List )                                  65,886
Total Current Assets                                  357,731

Property, Plant & Equipment                           605,827
Less: Acc. Depreciation                               119,759
Net Property, Plant & Equipment                       486,068

Due from Insiders                                           -
Other Assets: Net of Amort.                                 -
Other Assets: Net of Amort.                                 -
Total Assets                                          843,799

Post Petition Liabilities:

Accounts Payable                                            -
Taxes Payable                                               -
Notes Payable                                               -
Professional Fees                                           -
Secured Debt                                                -
Other (Attach List)                                         -
Total Post Petition Liabilites                              -

Pre Petition Liabilities:

Secured Debt                                           22,153
Priority Debt                                               -
Unsecured Debt                                              -
Other ( Attach List)                                6,403,381
Total Pre Petition Liabilites                       6,425,534

Total Liabilities                                   6,425,534

Equity:

Prepetition Owner's Equity                         (5,467,251)
Pospetition Cumulative Profit (Loss)                 (114,484)
Direct Charges to Equity
Total Equity                                       (5,581,735)
Total Liabilities & Owners' Equity                    843,799

Case Name:  OIPV Corp.              Case Number: 06-21243       Accrual Basis-2

Income Statement:

                                                 December 2006
Revenues
--------

Gross Revenues                                              -
Less: Returns & Discounts                                   -
Net Revenues                                                -

Cost of Good Sold
-----------------

Material
Direct Labor                                            6,602
Direct Overhead                                        32,309
Total Cost of Goods Sold                               38,911

Gross Profit                                          (38,911)

Operating Expenses
------------------

Officer/Insider Compensation                                -
Selling & Marketing                                    42,513
General Administrative                                 33,060
Rent & Lease
Other
Total Operating Expenses                               75,573

Income Before Non-Operating                          (114,484)
  Income & Expenses

Other Income & Expenses
-----------------------

Non-Operating Income                                        -
Non-Operating Expenses                                      -
Interest Expense                                            -
Depreciation                                                -
Amoritization                                               -
Other                                                       -
Net Other Income & Expenses                                 -

Reorganization Expenses
-----------------------

Professional Fees                                           -
U. S. Trustee Fees                                          -
Other                                                       -
Total Reorganization Expenses                               -
Income Tax                                                  -
Net Profit (Loss)                                    (114,484)


Case Name:  OIPV Corp.              Case Number:  06-21243      Accrual Basis-3

Cash Receipts & Disbursements                    December 2006


Cash - Beginning of Month                               5,948

Receipts from Operations:
-------------------------

Cash Sales                                                  -

Collection of Accounts Receivable:
----------------------------------

Prepetition                                                 -
Postpetition                                                -
Total Operating Receipts                                    -

Non-Operating Receipts:
-----------------------

Loans & Advances                                       25,673
Sales of Assets                                             -
Other                                                       -
Total Non-Operating Receipts                                -

Total Receipts                                              -

Total Cash Available                                   31,621

Operating Disbursements:

Net Payroll                                            20,086
Payroll Taxes Paid                                      5,587
Sales, Use & Other Taxes paid                               -
Secured / Rental / Leases                                   -
Utilities                                                   -
Insurance                                                   -
Inventory Purchases                                         -
Vehicle Expenses                                            -
Travel                                                      -
Entertainment                                               -
Repairs & Maintenance                                       -
Supplies                                                    -
Advertising                                                 -
Other                                                       -
Total Operating Disbursements                          25,673

Reorganization Expenses:
------------------------

Professional Fees                                           -
U. S. Trustee Fees                                          -
Other                                                       -
Total Reorganization Expenses                               -
Total Disbursements                                    25,673
Net Cash Flow                                         (25,673)
Cash - End of Month                                     5,948

Case Name:  OIPV Corp,              Case Number:  06-21243      Accrual Basis-4

Accounts Receivable:                             December 2006
--------------------

0 to 30
31 to 60
61 to 90
91 +                                                   67,860
                                                      -------

Total Accounts Receivable                              67,860
Amount Considered Uncollectable                       Unknown
Accounts Receivable (Net)                              67,860

Aging of Postpetition Taxes Payable:
------------------------------------

                      0 -30 days  31 - 60 days  61 - 90 days  91 + days  Total
                      ----------  ------------  ------------  ---------  -----


Federal                        -             -             -          -       -
State                          -             -             -          -       -
Local                          -             -             -          -       -
Other (sales Taxes)            -             -             -          -       -
                            ----          ----          ----       ----    ----

Total Taxes Payable            -             -             -          -       -

Accounts Payable:              -             -             -          -       -

Status of Postpetition Taxes
----------------------------

                            Beginning     Amount     Amount    Ending Tax
Federal                     Liability    Withheld     Paid     Liability
-------                     ---------    --------    ------    ----------

Withholding                       -        2,910      2,910           -
FICA - Employee                   -          896        896           -
FICA - Employer                   -          896        896           -
Unemployment                      -            -          -           -
Income                            -            -          -           -
Other                             -            -          -           -
                               ----        -----      -----        ----

Total Federal Taxes               -        4,702      4,702           -

State & Local
-------------

Withholding                       -          885        885           -
Sales                             -            -          -           -
Excise                            -            -          -           -
Unemployment                      -            -          -           -
Real Property                     -            -          -           -

Personal Property                 -            -          -           -
Other                             -            -          -           -
                               ----         ----      -----        ----

Total State & Local               -          885        885           -

Total Taxes                       -        5,587      5,587           -

Case Name:  OIPV Corp.              Case Number:  06-21243      Accrual Basis-5

BANK RECONCILIATIONS                            DECEMBER  2006

                                Account 1    Account 2     Account 3    Total
                                ---------    ---------     ---------    -----

Bank                            Webster      Peoples
Account Number                  9510698      1077003759
Purpose (Type)                  Checking     Checking

Balance Per Bank Statement         6,059          100                   6,159
Add: Deposits Not Credited             -            -                       -
Subtract: Outstanding Checks         211            -                     211
Other Reconciling Items                -            -                       -
                                   -----         ----
Month End Balance Per Books        5,848          100                   5,948
Number of Last Check Written        1589         N/A

Investment Accounts:

                                      NONE

CASH

Current Cash On Hand                                                  -

Total Cash End of Month                                           5,948

Case Name:  OIPV Corp.              Case Number:  06-21243      Accrual Basis-6

Payments to Insiders and Professionals
--------------------------------------

Payment to Insiders:


                      Type of        Amount       Total Paid
      Name            Payment         Paid          To Date
      ----            -------        ------       ----------

NONE                                      -                -

Total Payments to Insiders

Payments to Professionals:

                      Date of Court                           Total       Total
                       Order Auth.      Amount     Amount     Paid      Incurred
      Name               Payment       Approved     Paid     To Date    & Unpaid
      ----            -------------    --------    ------    -------    --------

NONE                                          -         -          -           -

Total Payments to Professionals               -         -          -           -

Case Name: OIPV Corp.               Case Number:  06-21243      Accrual Basis-7

QUESTIONNAIRE
-------------

                                                                                                          Yes         No
                                                                                                          ---         --

Have any assets been sold or transferred outside the normal course of business this reporting period? X Have any funds been disbursed from any account other than a Debtor-In-Possession? X

Are any Postpetition receivables due from related parties?                                                            X

Have any payments been made on Prepetition liabilities this reporting period?                                         X

Have any Postpetition loans been received by the Debtor from any party?                                               X

Are any Postpetition payroll taxes past due?                                                                          X

Are any Postpetition State of Federal Income taxes past due?                                                          X

Are any Postpetition Real Estate Taxes past due?                                                                      X

Are any other Postpetition taxes past due?                                                                            X

Are any amounts owed to Postpetition Creditors deliquent?                                                             X

Have any Prepetition taxes been paid during this reporting period?                                                    X

Are any wage payments past due?                                                                                       X
                                                                                                                      --

Note:

INSURANCE:
----------

                                                                                                          Yes         No
                                                                                                          ---         --

Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?            X

Are all Premium payments current                                                                           X
                                                                                                          ---

                              INSTALLMENT PAYMENTS
                              --------------------

                                                            Payment Amount
Type of Policy     Carrier         Period Covered           & Frequency
--------------     -------         --------------          --------------

Covered by One IP Voice, Inc. Insurance Policies